Exhibit 99.1

M-tron Industries, Inc. Announces Achievement of Trigger; Warrants Now Exercisable

ORLANDO, Florida (October 23, 2025) — M-tron Industries, Inc. (NYSE American: MPTI) ("Mtron" or the "Company") is pleased to announce that the warrants to purchase shares of Mtron's common stock, par value $0.01 per share (the "Common Stock"), granted on April 25, 2025 (the "Warrants") are now exercisable. Furthermore, the Board of Directors has elected to extend the exercise period through Thursday December 11, 2025.

Pursuant to the Warrant Agreement:
•	Five (5) Warrants required to purchase one (1) share of Common Stock;
•	Common Stock can be purchased at an exercise price of $47.50 per share;
•

Over-subscription privilege available to Warrant holders who exercise their Warrants in full, whereby such Warrant holder subscribes for any or all of the shares issuable pursuant to any unexercised Warrants on the terms and subject to the conditions set forth in the Warrant Agreement; and

•	No fractional shares will be issued.

The Warrants are exercisable now because the average volume weighted average price ("VWAP") of our Common Stock exceeded $52.00 per share for the prior thirty (30) consecutive trading day period (the "Trigger"). The Trigger was achieved on October 20, 2025.

All exercise notices and payments (including with respect to any exercise of a Warrant holder's over-subscription privilege) must be received by Computershare Trust Company, N.A. no later than 5:00 p.m. on Thursday December 11, 2025. Holders in street name should contact their broker, bank, or other intermediary for information on how to exercise warrants (including pursuant to any exercise of the oversubscription privilege).

For further details, Warrant holders are encouraged to review the Warrant Agreement, the FAQ on our website at ir.mtron.com/financials/2025-Warrants/2025-Warrant-FAQ, or contact ir@mtron.com. The information contained on, or that can be accessed through, our website is not part of this press release or any filing with the Securities and Exchange Commission; we have included this website address solely as an inactive textual reference.

About Mtron

M-tron Industries, Inc. (NYSE American: MPTI) designs, manufactures, and markets highly engineered, high reliability frequency and spectrum control products and solutions. As an engineering-centric company, Mtron provides close support to its customers throughout our products' entire life cycle, including product design, prototyping, production, and subsequent product upgrades. Mtron has design and manufacturing facilities in Orlando, Florida, and Yankton, South Dakota, a sales office in Hong Kong, and a manufacturing facility in Noida, India. For more information, visit www.mtron.com.

Cautionary Note Concerning Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to Mtron, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by Mtron with the Securities and Exchange Commission, including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K as filed with the SEC on March 27, 2025. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. Mtron undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Contact:

M-tron Industries, Inc. Investor Relations
ir@mtron.com

Cameron Pforr
Interim Chief Executive Officer